8-2-19

BULOVA TECHNOLOGIES GROUP, INC

Stephen Gurba <sigurba@bulovatech.com>

Big Red Express Trucking LLC

1 message

Stephen Gurba <sigurba@bulovatech.com> Fri, Aug 2, 2019 at 3:36 PM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>
Bcc: Carol Welkowitz <tnclockldy@aol.com>, Mike Brubaker <mwbrubaker@gmail.com>

Amy

We have acquired a number of newer trucks with less miles as well as new models it's very important to sell off the older trucks as requested.

We need to stop repairs and reduce the insurance. During the month of August every year we must register all vehicles and get all updated docs which runs about 100k or so and we would prefer to not be sitting on all of these trucks and the 3 trailers. Our first request was on July 1 could we please get this moving.

Also we need to get the re amortization complete and I am sure we can get this down to just one loan.

Regards

Steve

--

Regards,

Stephen Gurba

8-5-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

Re: Confirmation of proposed re-amortization

1 message

Stephen Gurba <sigurba@bulovatech.com> Mon, Aug 5, 2019 at 8:17 AM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Erin Treffinger <etreffinger@peoplesbanknet.com>

Amy

I will review with Rich.
Any update on titles so at least one loan could be paid down or off

Steve

On Mon, Aug 5, 2019, 7:59 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Steve and Rich,

I know we've discussed this before but if contained other properties or slightly different requirements where we weren't in complete agreement. Please confirm this is what you are willing to do as part of the re-amortization. Note the below is a proposal. As soon as I get confirmation from you, I will pursue approval by the Bank and get title work and documents started.

I'm copying Erin Treffinger on this email, she is a portfolio manager who will be helping me move these items forward.

- Bank to file mortgages on
  - mortgage on 1401-1501 Lake Avenue SE, Largo, FL 33771, appraised value $4,220,000
  - mortgage on 322 Roebling Rd. South, Belleair, FL 33756, Zillow value $1,035,000
  - mortgage on 760 RT 519N, Blairstown, NJ 07825, Gurba says $3,000,000 and first lien of $1,400,000
  - mortgage on 16021 Quiet Vista Circle, Delray Beach, Florida 33446, Zillow value $6,999,000, purchased 2014 for $6,126,000, says it's for sale now
- Mortgages subject to
  - Title insurance
  - Appraisals (to be obtained after modification if necessary due to turnaround time, review existing report for Lake Ave)
  - Lien positions to be determined based on property searches/title insurance
- Re-amortize both loans over 10 years effective as of June 2019

Thanks,

Amy Doll

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

Re: Confirmation of proposed re-amortization

1 message

Stephen Gurba <sigurba@bulovatech.com> Mon, Aug 5, 2019 at 9:00 AM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Erin Treffinger <etreffinger@peoplesbanknet.com>

Amy

We welcome you to help us get the best price but we really need to move these trucks as I have said we have leased trucks in house and have been paying insurance and taxes for vehicles that need work and don't have drivers

Regards

Steve

On Mon, Aug 5, 2019 at 8:22 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

I'll try to get you regular updates. We are following up with two firms today who can do a sample inspection to validate your pricing.

From: Stephen Gurba [mailto:sigurba@bulovatech.com]
Sent: Monday, August 05, 2019 8:17 AM
To: Amy Doll
Cc: Rich Welkowitz; Erin Treffinger
Subject: Re: Confirmation of proposed re-amortization

Amy

I will review with Rich.

Any update on titles so at least one loan could be paid down or off

Steve

On Mon, Aug 5, 2019, 7:59 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Steve and Rich,

I know we've discussed this before but if contained other properties or slightly different requirements where we weren't in complete agreement. Please confirm this is what you are willing to do as part of the re-amortization. Note the below is a proposal. As soon as I get confirmation from you, I will pursue approval by the Bank and get title work and documents started.

I'm copying Erin Treffinger on this email, she is a portfolio manager who will be helping me move these items forward.

Bank to file mortgages on

- o mortgage on 1401-1501 Lake Avenue SE, Largo, FL 33771, appraised value $4,220,000
- o mortgage on 322 Roebling Rd. South, Belleair, FL 33756, Zillow value $1,035,000
- o mortgage on 760 RT 519N, Blairstown, NJ 07825, Gurba says $3,000,000 and first lien of $1,400,000
- o mortgage on 16021 Quiet Vista Circle, Delray Beach, Florida 33446, Zillow value $6,999,000, purchased 2014 for $6,126,000, says it's for sale now

- Mortgages subject to
  - o Title insurance
  - o Appraisals (to be obtained after modification if necessary due to turnaround time, review existing report for Lake Ave)
  - o Lien positions to be determined based on property searches/title insurance
- Re-amortize both loans over 10 years effective as of June 2019

Thanks,

Amy Doll

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

Amy Doll

Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

--
Regards,

Stephen Gurba

8-7-19

Stephen Gurba <sigurba@bulovatech.com>

Re: Updates

1 message

Stephen Gurba <sigurba@bulovatech.com> Wed, Aug 7, 2019 at 8:56 AM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

Regarding my properties as we have discussed they would be second positions but I will give them and they are at least 2 million in value.

The property in Florida on Lake Ave at the moment has a lien which would prohibit title insurance but will be resolved in settlement soon.

Rich sent the bank a notice a while back that the home in Florida has a first position and cannot have a second.

I will send my extension notice for taxes for 2018.

Regarding the second Q results we will have that by next Friday the 16th for the period through June 2019.

Regarding the next payment we would prefer you release the titles so we can pay the smaller loan off.

Regarding Rich's PFS and taxes he will respond.

Regards

Steve Gurba

On Tue, Aug 6, 2019 at 5:48 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Hi Rich and Steve,

Three quick items…

1. Do you agree to the terms of the re-amortization? I'm anxious to get that moving forward if the bank and you agree so that the payment levels can change…

2. We do need updated financials as required by our existing loan and to help with the re-amortization. We require an updated PFS and liquidity verification for Rich. And 2018 Federal tax returns or extensions for all parties on the loan. Can you provide timing on when we can receive updated info?

3. We have a limited time window on receiving additional loan payments prior to having to take different action. We still have almost 3 weeks prior to the larger loan being 90 days past due but the smaller loan payment needs made within the next week. Can you please wire funds for the most past due payment on the smaller loan asap?

I'm waiting to hear back from two equipment groups.

Thanks,

Amy

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

Fwd:

1 message

Stephen Gurba <sigurba@bulovatech.com> Wed, Aug 7, 2019 at 11:52 AM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

Attached please find the extension for my 2018 taxes.

Rich informed me he sent you his certified PFS and extension this am please confirm.

What is the absolute minimum for the small loan payment and by when???

If the titles are released to us by Friday the small loan will be paid off NLT 9-20-2019

Regards

Steve Gurba

---------- Forwarded message ---------
From: Scans <bigredtruckingscans@gmail.com>
Date: Wed, Aug 7, 2019 at 11:45 AM
Subject:
To: Bulova <sigurba@bulovatech.com>

--
Regards,

Stephen Gurba

scan.pdf
339K

8-8-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Release of collateral

1 message

Stephen Gurba <slgurba@bulovatech.com> Thu, Aug 8, 2019 at 9:34 AM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

In order to get paid we need liens removed and titles in hand. Within 2 weeks all money paid to the bank

Steve

On Thu, Aug 8, 2019, 8:23 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Steve and Rich,

We have approved the release of the requested units for $406,000 in addition to also obtaining the $99,500 at the same time for the already released 5 titles.

Below is a screenshot of the list of titles and trailers we will be releasing.

1. Will you both please reply to confirm you approve the release of these units for the $406,000 and that you understand you also need to deliver the additional $99,500 for titles we already agreed to release?

2. With this commitment from us, what will be timing on you being able to execute the transaction?

3. Let me know if you need a formal communication from us indicating we will be releasing the liens upon receipt of $505,500 for your buyer to move forward with funds.

4. I will get back to you on the payment amount due on the smaller loan that needs paid this week, it should be approx. $30,000.

Thanks,

Amy Doll

106	2012	Peterbilt Tractor, Tendem Axle, Sleeper	386	1XPHD49X6CD138328
1122	2014	Peterbilt Tractor, Tandem Axle, Sleeper	587	1XP4D49X8ED240232
1123	2016	Volvo Tractor, Tandem Axle, Sleeper	VN	4V4NC9EHXGN942459

			series	
1126	2014	Peterbilt Tractor, Tandem Axle, Sleeper	587	1XP4D49X2ED240226
1133	2014	Peterbilt Tractor, Tandem Axle, Sleeper	587	1XP4D49X3ED222205
1139	2014	Peterbilt Tractor, Tandem Axle, Sleeper	587	1XP4D49X3ED240302
1141	2014	Peterbilt Tractor, Tendem Axle, Sleeper	587	1XP4D49X2ED240243
1142	2014	Peterbilt Tractor, Tendem Axle, Sleeper	587	1XP4D49X9ED240305
1144	2014	Peterbilt Tractor, Tandem Axle, Sleeper	587	1XP4D49X7ED240237
1145	2016	Volvo Tractor, Tandem Axle, Sleeper	VN series	4V4NC9EH8GN942458
1147	2015	Volvo Tractor, Tandem Axle, Sleeper	VN series	4V4NC9EH8FN914531
1156	2016	Volvo Tractor, Tandem Axle, Sleeper	VN series	4V4NC9EH6GN942457
1157	2015	Volvo Tractor, Tandem Axle, Sleeper	VN series	4V4NC9EH1FN911101
1158	2015	Volvo Tractor, Tandem Axle, Sleeper	VN series	4V4NC9EH3FN911102
1159	2015	Volvo Tractor, Tandem Axle, Sleeper	VN series	4V4NC9EHXFN914529
1160	2015	Volvo Tractor, Tandem Axle, Sleeper	VN series	4V4NC9EH6FN914530
1161	2015	Volvo Tractor, Tandem Axle, Sleeper	VN series	4V4NC9EHXFN914532
1162	2015	Volvo Tractor, Tandem Axle, Sleeper	VN series	4V4NC9EH1FN914533
1163	2015	Volvo Tractor, Tandem Axle, Sleeper	VN series	4V4NC9EH3FN914534
1165	2015	Volvo Tractor, Tandem Axle, Sleeper	VN series	4V4NC9EH7FN914536

NJ Trailers

131	1998	Utility	50'	1UYVS2530WU623605

132	1998	Utility	50'	1UYVS2536WU623608
133	1998	Utility	50'	1UYVS2538WU623609

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Re-amortization

1 message

Stephen Gurba <slgurba@bulovatech.com> Thu, Aug 8, 2019 at 4:08 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

Questions

Potential claim loss unlikely would cost us 1.5 million for the commercial property in Florida

Big red tax return for 2018 in process not done until end of month at best.
Big red financial for 2nd Q done by next Friday as stated in e-mail 2 days ago

Balance are Rich questions.

Steve

On Thu, Aug 8, 2019 at 3:45 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Rich and Steve,

The info below shouldn't be substantially different than anything I've presented before but I'd like to finalize our approval and start title insurance/legal docs. Please let me know if you agree to moving forward on the terms below before I start incurring legal costs to get ready to re-document. Bank approval will be determined by next Wednesday. If we start moving forward now, I think it's realistic to get everything one by early September unless there are unforeseen issues with any of the properties.

Loan restructure – I am focused on only the large loan due to expected pay down on the smaller loan within the next month. However, if re-amortizing that loan is important to you even for a short period, we can look to do that too (I'm just trying to avoid costs associated with re-documenting something that may be fully paid in another 30-60 days).

Unless indicated below, no other terms change (Same borrowers, rate, etc)

- 2 year term
- 10 year amortization **(this will reduce monthly loan payments from approx. $160k to $65k)**
- Back date the modification to include the July and August payments. This means you only need to make the one more payment at the higher level within the next week as long as we move forward with this and re-amortize.
- Add the following collateral

  a. First lien on FL commercial property (we understand it may be subject to the lawsuit issue)

  b. Second lien on Gurba's NJ property, understanding estimated value of $2,000,000 and first lien of $625k

  c. Second lien on Gurba's FL property, understanding estimated value of $1,200,000 and first lien of $1,000,000 – this is a plug in for value and debt but I will confirm what he says its worth asap

d. Obtain appraisals on the above property (commercial property appraisal already received)

e. Title insurance

Additional information needed

- Rich – liquidity verification that's a condition of existing loan, I emailed Rich separately for this info
- Rich – 2018 cash flow, I emailed Rich separately about this
- 2018 Federal tax returns for Big Red (if available yet)
- YTD company prepared for Big Red
- What is the amount of potential liability for the lawsuit that could end up in 1st position on the Florida property?

What questions or concerns do you have in moving forward?

Thanks,

Amy

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
A Codorus Valley Company
You're Welcome Here!

--

Regards,

Stephen Gurba

8-12-19

BULOVA TECHNOLOGIES GROUP, INC

Stephen Gurba <sigurba@bulovatech.com>

Re: Follow up - payment and items

1 message

Stephen Gurba <sigurba@bulovatech.com> Mon, Aug 12, 2019 at 8:12 AM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

We intend to make the payment
When will all the titles be released so we can pay the loan off

Steve Gurba

On Mon, Aug 12, 2019, 7:57 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Steve and Rich,

Can you please confirm if you will be making the payment on the small loan (approx. $30k) today or tomorrow?

Also, Rich, can you please reply to the info requested that I sent you in a separate email? Both of those items are conditions of the existing loan in addition to needing them to restructure.

Thanks,

Amy

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank — You're Welcome Here!

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Follow up - payment and items

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Aug 12, 2019 at 10:38 AM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

Did we really wait 7 weeks for this answer.

The bank really has a misunderstanding of selling used vehicles.

This process is cumbersome and does not work for us as we can't guarantee a buyer how long his money will sit in escrow waiting for a title to clear and be printed.

Buyers come to our facility and look at the truck and want a title and keys in exchange for money, not escrows and lawyers.

Steve Gurba

On Mon, Aug 12, 2019 at 10:19 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

For the titles the only solution we are comfortable with if your buyer doesn't trust a bank lien release is for you to just use an attorney local to your buyer to hold his/her funds safely in escrow until titles received. Or one of you transfer the funds to us to hold until transaction finalized.

Sent from my iPhone

On Aug 12, 2019, at 8:13 AM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

We intend to make the payment
When will all the titles be released so we can pay the loan off

Steve Gurba

On Mon, Aug 12, 2019, 7:57 AM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>> wrote:
Steve and Rich,

Can you please confirm if you will be making the payment on the small loan (approx. $30k) today or tomorrow?

Also, Rich, can you please reply to the info requested that I sent you in a separate email? Both of those items are conditions of the existing loan in addition to needing them to restructure.

Thanks,
Amy

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0396

www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Follow up - payment and items

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Aug 12, 2019 at 10:47 AM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

We should not have to do this it's not right!!

Steve

On Mon, Aug 12, 2019 at 10:39 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:
Then please have you and Rich discuss your personal resources to make this work. We are already releasing by below value and that's what took time for discussion.

Sent from my iPhone

On Aug 12, 2019, at 10:38 AM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

Did we really wait 7 weeks for this answer.

The bank really has a misunderstanding of selling used vehicles.

This process is cumbersome and does not work for us as we can't guarantee a buyer how long his money will sit in escrow waiting for a title to clear and be printed.

Buyers come to our facility and look at the truck and want a title and keys in exchange for money, not escrows and lawyers.

Steve Gurba

On Mon, Aug 12, 2019 at 10:19 AM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>> wrote:
For the titles the only solution we are comfortable with if your buyer doesn't trust a bank lien release is for you to just use an attorney local to your buyer to hold his/her funds safely in escrow until titles received. Or one of you transfer the funds to us to hold until transaction finalized.

Sent from my iPhone

On Aug 12, 2019, at 8:13 AM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>> wrote:

Amy

We intend to make the payment
When will all the titles be released so we can pay the loan off

Steve Gurba

On Mon, Aug 12, 2019, 7:57 AM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com><mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>>> wrote:
Steve and Rich,

Can you please confirm if you will be making the payment on the small loan (approx. $30k) today or tomorrow?

Also, Rich, can you please reply to the info requested that I sent you in a separate email? Both of those items are conditions of the existing loan in addition to needing them to restructure.

Thanks,
Amy

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1560 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--
Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Follow up - payment and items

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Aug 12, 2019 at 11:41 AM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Timothy Nieman <tnieman@peoplesbanknet.com>, Craig Schnee <cschnee@bulovatech.com>

Amy

We waited so long for the 5 titles we lost the buyer the trucks are here and titles available. This is the reason buyers won't spend money with lawyers and escrows to wait for periods of time to get a title.

We are sure we can move those 5 with the 20 as it's the same buyer for some of these trucks.

Continuing to threaten judgments and such really are a insult, we ask that we get release of the titles for sale as requested 7 weeks ago and let us pay our loans down or off.

I am paying the small loan today.

Steve

On Mon, Aug 12, 2019 at 10:52 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

> Steve,
>
> We have a process we follow with basically all borrowers. We provided 5 titles and have waited for more than a month for funds. Your loans are significantly past due. We cannot take additional risk with what is approx. $406k per your sales price in collateral at this point. You say you and Rich are strong guarantors. The request is for you to have the approx. $500k held until the transaction is finalized. If one or both of your PFS show cash of $500k+ this is feasible and not painful for you. We are working with you on the values you agreed to with the seller to not hold up the transaction and if your buyer won't follow what the other buyers work with on basically all of our other equipment and truck transactions, then we are offering two solutions (escrow their funds or hold your funds for a short period). As guarantors, I'd think this would be a step that makes sense for one or both of you to help avoid us truly needing to rely on your guarantees because of nonpayment leading to judgments and forced liquidation.
>
> Sincerely,
>
> Amy
>
> **From:** Stephen Gurba [mailto:slgurba@bulovatech.com]
> **Sent:** Monday, August 12, 2019 10:48 AM
> **To:** Amy Doll
> **Cc:** Rich Welkowitz
> **Subject:** Re: Follow up - payment and items
>
> Amy

We should not have to do this it's not right!!

Steve

On Mon, Aug 12, 2019 at 10:39 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Then please have you and Rich discuss your personal resources to make this work. We are already releasing by below value and that's what took time for discussion.

Sent from my iPhone

On Aug 12, 2019, at 10:38 AM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

Did we really wait 7 weeks for this answer.

The bank really has a misunderstanding of selling used vehicles.

This process is cumbersome and does not work for us as we can't guarantee a buyer how long his money will sit in escrow waiting for a title to clear and be printed.

Buyers come to our facility and look at the truck and want a title and keys in exchange for money, not escrows and lawyers.

Steve Gurba

On Mon, Aug 12, 2019 at 10:19 AM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>> wrote:
For the titles the only solution we are comfortable with if your buyer doesn't trust a bank lien release is for you to just use an attorney local to your buyer to hold his/her funds safely in escrow until titles received. Or one of you transfer the funds to us to hold until transaction finalized.

Sent from my iPhone

On Aug 12, 2019, at 8:13 AM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>
<mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>> wrote:

Amy

We intend to make the payment
When will all the titles be released so we can pay the loan off

Steve Gurba

On Mon, Aug 12, 2019, 7:57 AM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>
<mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>>> wrote:
Steve and Rich,

Can you please confirm if you will be making the payment on the small loan (approx. $30k) today or tomorrow?

Also, Rich, can you please reply to the info requested that I sent you in a separate email? Both of those items are conditions of the existing loan in addition to needing them to restructure.

Thanks,
Amy

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--

Regards,

Stephen Gurba

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

--
Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Follow up - payment and items

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Aug 12, 2019 at 12:23 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Timothy Nieman <tnieman@peoplesbanknet.com>, Craig Schnee <cschnee@bulovatech.com>

Amy

Can you get us copies of the titles with your lien on them.

All Titles

Our DMV says they must come from you. This process will take much longer but I really have been given no choice

Steve Gurba

On Mon, Aug 12, 2019 at 11:48 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Steve,

We have provided a way for the release of the titles and it conforms with our standard practice. We have approval to release the titles for the value you requested and will do so upon control of cash in some fashion (buyer escrow funds, you provide funds, or the normal practice of the buyer working with a lien release letter). I'm not intending to be insulting but there are delinquency issues that need addressed and it is within your control to easily allow the sale to happen because our suggestion is reasonable and feasible if we have accurate financial information.

We will be continuing to work on the modification of the large loan as much as we can while waiting on the information we requested from Rich. We will be starting documentation and title work to ensure we can move forward once all info is received and reviewed satisfactorily. Other than the info requested (some info from Rich and the YTD business financials as soon as available), an outstanding item on this end is the FL commercial property. That's a critical piece of our ability to re-amortize. I'm going to suggest that if you feel a sale is eminent for the real estate but not certain that we move forward but build in a release price that we all agree on upfront so you know for sure what it will take to release it upfront and what proceeds you'd have from a sale.

Thanks,

Amy

From: Stephen Gurba [mailto:slgurba@bulovatech.com]
Sent: Monday, August 12, 2019 11:42 AM
To: Amy Doll
Cc: Rich Welkowitz; Timothy Nieman; Craig Schnee
Subject: Re: Follow up - payment and items

Amy

We waited so long for the 5 titles we lost the buyer the trucks are here and titles available. This is the reason buyers won't spend money with lawyers and escrows to wait for periods of time to get a title.

We are sure we can move those 5 with the 20 as it's the same buyer for some of these trucks.

Continuing to threaten judgments and such really are a insult, we ask that we get release of the titles for sale as requested 7 weeks ago and let us pay our loans down or off.

I am paying the small loan today.

Steve

On Mon, Aug 12, 2019 at 10:52 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Steve,

We have a process we follow with basically all borrowers. We provided 5 titles and have waited for more than a month for funds. Your loans are significantly past due. We cannot take additional risk with what is approx. $406k per your sales price in collateral at this point. You say you and Rich are strong guarantors. The request is for you to have the approx. $500k held until the transaction is finalized. If one or both of your PFS show cash of $500k+ this is feasible and not painful for you. We are working with you on the values you agreed to with the seller to not hold up the transaction and if your buyer won't follow what the other buyers work with on basically all of our other equipment and truck transactions, then we are offering two solutions (escrow their funds or hold your funds for a short period). As guarantors, I'd think this would be a step that makes sense for one or both of you to help avoid us truly needing to rely on your guarantees because of nonpayment leading to judgments and forced liquidation.

Sincerely,

Amy

From: Stephen Gurba [mailto:slgurba@bulovatech.com]
Sent: Monday, August 12, 2019 10:48 AM
To: Amy Doll
Cc: Rich Welkowitz
Subject: Re: Follow up - payment and items

Amy

We should not have to do this it's not right!!

Steve

On Mon, Aug 12, 2019 at 10:39 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Then please have you and Rich discuss your personal resources to make this work. We are already releasing by below value and that's what took time for discussion.

Sent from my iPhone

On Aug 12, 2019, at 10:38 AM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

Did we really wait 7 weeks for this answer.

The bank really has a misunderstanding of selling used vehicles.

This process is cumbersome and does not work for us as we can't guarantee a buyer how long his money will sit in escrow waiting for a title to clear and be printed.

Buyers come to our facility and look at the truck and want a title and keys in exchange for money, not escrows and lawyers.

Steve Gurba

On Mon, Aug 12, 2019 at 10:19 AM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>> wrote:
For the titles the only solution we are comfortable with if your buyer doesn't trust a bank lien release is for you to just use an attorney local to your buyer to hold his/her funds safely in escrow until titles received. Or one of you transfer the funds to us to hold until transaction finalized.

Sent from my iPhone

On Aug 12, 2019, at 8:13 AM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>> wrote:

Amy

We intend to make the payment
When will all the titles be released so we can pay the loan off

Steve Gurba

On Mon, Aug 12, 2019, 7:57 AM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com><mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>>> wrote:
Steve and Rich,

Can you please confirm if you will be making the payment on the small loan (approx. $30k) today or tomorrow?

Also, Rich, can you please reply to the info requested that I sent you in a separate email? Both of those items are conditions of the existing loan in addition to needing them to restructure.

Thanks,
Amy

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--

Regards,

Stephen Gurba

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

--

Regards,

Stephen Gurba

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Deposit today

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Aug 12, 2019 at 2:46 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

I already transfered the 29k to the "5600" loan the balance of the funds have checks outstanding against them we will make the larger payment next week.

Steve Gurba

On Mon, Aug 12, 2019 at 2:37 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Steve,
Before I process funds, is your intent with the deposit to cover both of the loan payments due (one this week and larger one next week)?
Thanks,
Amy

Sent from my iPhone

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
105 Leader Heights Road York PA 17405-2887
Phone:717-747-1580 Fax:717-741-0398
www.peoplesbanknet.com Member FDIC / Equal Housing Lender

--
Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Fwd:

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Aug 12, 2019 at 4:34 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>, Timothy Nieman <tnieman@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Craig Schnee <cschnee@bulovatech.com>

Amy

See attached

The 1995 and 1999 are done no repair that makes sense. No further major repairs to these as they are too old and very high mileage.

Need to sell this list in total but right now those 2 trucks need to sell 6k.

Steve Gurba

---------- Forwarded message ---------
From: **Scan** <slgurba@bulovatech.com>
Date: Mon, Aug 12, 2019 at 4:02 PM
Subject:
To: Steve <slgurba@bulovatech.com>

--
Regards,

Stephen Gurba

scan.pdf
387K

8-13-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

Copies of the actual title

1 message

Stephen Gurba <sigurba@bulovatech.com> Tue, Aug 13, 2019 at 11:53 AM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>, Timothy Nieman <tnieman@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Craig Schnee <cschnee@bulovatech.com>

Amy

We cannot get a copy of all of the titles can you provide them. I need these to have any shot at selling unwanted inventory.

DMV won't give them to us only you due to the lien.

--
Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

Re: Copies of the actual title

1 message

Stephen Gurba <sigurba@bulovatech.com> Tue, Aug 13, 2019 at 2:25 PM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

Thank you

Regards

Steve

On Tue, Aug 13, 2019 at 1:34 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Yes, we are working on seeing the best way to accomplish this.

Thanks,

Amy

From: Stephen Gurba [mailto:sigurba@bulovatech.com]
Sent: Tuesday, August 13, 2019 11:54 AM
To: Amy Doll; Timothy Nieman
Cc: Rich Welkowitz; Craig Schnee
Subject: Copies of the actual title

Amy

We cannot get a copy of all of the titles can you provide them. I need these to have any shot at selling unwanted inventory.

DMV won't give them to us only you due to the lien.

--

Regards,

Stephen Gurba

Amy Doll

Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Titles

1 message

Stephen Gurba <slgurba@bulovatech.com> Tue, Aug 13, 2019 at 5:14 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Bcc: Rich Welkowitz <Rich@blackforddev.com>, Carol Welkowitz <tnclockldy@aol.com>

Amy

We need a actual picture of a real title

Hopefully you can help

Steve

On Tue, Aug 13, 2019 at 5:12 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Steve,

As an update, we are working on this but my understanding is most are now electronic so I've asked our servicing area the most expeditious ways to get copies (my understanding is we don't have the current paper copies because of them being electronic).

I'll try to get you an update tomorrow.

Thanks,

Amy

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
A Codorus Valley Company
You're Welcome Here!

--

8-19-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

Various

1 message

Stephen Gurba <sigurba@bulovatech.com> Mon, Aug 19, 2019 at 2:21 PM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

The titles for the 2 old trucks I parked the 6k in 0651 account. Please release the titles.

Also Rich has left a few messages hopefully you will connect with him.

We do want to move forward with the car as collateral for 10.0 million 10 year amortization schedule

Regards

Steve

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Various

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Aug 19, 2019 at 2:29 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

I need to have Rich speak to the bank.

Do you want the 6k for the 2 old trucks which is scrap value, if not I will return the man's money and let them rust.

Steve

On Mon, Aug 19, 2019 at 2:25 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

I'll be reaching out to Rich shortly, just back at my desk from meetings.

What is the status of the payment that is now 90 days? My hands are going to be tied even requesting a collateral release if we are beyond the 90 day mark.

I had a chance to approach most of the individuals involved in the lending decision today and we are very willing to streamline a refinance using the car and absorb any refinance costs in to our loan amount and do the 10 year amortization to reduce payments, give you a clean slate with next payment due (After the 90 day one) being 30 days out from closing with nothing past due, and free up all the other assets for you to sell for liquidity. But we cannot do $10MM, we will only do the total we are owed plus any costs to help you not have to come out of pocket with more money. If this isn't going to work, let me know ASAP.

Right now, I believe the options on the table are:

1. Do nothing but payments need to be kept under 90 days
2. Re-amortize using the car – discussed above and in email over the weekend
3. Re-amortize using the real estate – discussed previously

Thanks,

Amy

From: Stephen Gurba [mailto:slgurba@bulovatech.com]
Sent: Monday, August 19, 2019 2:22 PM
To: Amy Doll

Cc: Rich Welkowitz
Subject: Various

Amy

The titles for the 2 old trucks I parked the 6k in 0651 account. Please release the titles.

Also Rich has left a few messages hopefully you will connect with him.

We do want to move forward with the car as collateral for 10.0 million 10 year amortization schedule

Regards

Steve

--

Regards,

Stephen Gurba

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Rich Welkowitz

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Aug 19, 2019 at 7:45 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

Rich is usually in by around 730am if you have time to talk to him.

--
Regards,

Stephen Gurba

8-21-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

2 titles for old trucks in Chicago

1 message

Stephen Gurba <sigurba@bulovatech.com> Wed, Aug 21, 2019 at 11:34 AM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

Any chance of getting the titles for the 6k in the account right now

--
Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC

Stephen Gurba <sigurba@bulovatech.com>

Re: 2 titles for old trucks in Chicago

1 message

Stephen Gurba <sigurba@bulovatech.com> Wed, Aug 21, 2019 at 12:30 PM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

Rich and I would like to do a new loan for 10 million loanj with a 10 year amortization and put the 50 million dollar Testa Rosa as collateral.

This would release all other assets back to the company and payoff the 2 existing loans.

We would like to complete the transaction immediately. If the $160k is critical please take it out of the 10 Million.

I would like to not return the funds for the 2 trucks as I parked the 6k in the 1651 account. Can you release them??

Regards

Steve

On Wed, Aug 21, 2019 at 12:23 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

I thought I had emailed yesterday that I can't move forward with this until we fully understand if we are getting paid. The 90 day mark has passed that we talked about last week (when you made small payment and said we'd get large payment). I haven't seen any response to my request to know if you will be paying, as the deadline is past and we are trying to figure out what that means for our treatment of the credit until we can get the loans paid off with the new loan.

Sent from my iPhone

On Aug 21, 2019, at 11:34 AM, Stephen Gurba <sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>> wrote:

Amy

Any chance of getting the titles for the 6k in the account right now

--
Regards,

Stephen Gurba
<mailto:sigurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: 2 titles for old trucks in Chicago

1 message

Stephen Gurba <slgurba@bulovatech.com> Wed, Aug 21, 2019 at 12:45 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Carol Welkowitz <tnclockldy@aol.com>

Amy

I will back off of the discussion because I did not agree to your proposal. I will move the 6k back to the buyer and defer to future discussions.

Rich did not agree either he agrees with my proposal.
Regards

Steve Gurba

On Wed, Aug 21, 2019 at 12:41 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

I will call later. I am not continuing to repeat myself. Rich and I talked yesterday. I have laid out what we can do. We are not doing $10 million. We are wasting everyone's time if you are not agreeing to what I showed you and I thought I had agreement from Rich to proceed.

Sent from my iPhone

On Aug 21, 2019, at 12:30 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

Rich and I would like to do a new loan for 10 million loanj with a 10 year amortization and put the 50 million dollar Testa Rosa as collateral.

This would release all other assets back to the company and payoff the 2 existing loans.

We would like to complete the transaction immediately. If the $160k is critical please take it out of the 10 Million.

I would like to not return the funds for the 2 trucks as I parked the 6k in the 1651 account. Can you release them??

Regards

Steve

On Wed, Aug 21, 2019 at 12:23 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>> wrote:

I thought I had emailed yesterday that I can't move forward with this until we fully understand if we are getting paid. The 90 day mark has passed that we talked about last week (when you made small payment and said we'd get large payment). I haven't seen any response to my request to know if you will be paying, as the deadline is past and we are trying to figure out what that means for our treatment of the credit until we can get the loans paid off with the new loan.

Sent from my iPhone

On Aug 21, 2019, at 11:34 AM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>
<mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>> wrote:

Amy

Any chance of getting the titles for the 6k in the account right now

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system.

Thank you.

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: 2 titles for old trucks in Chicago

1 message

Stephen Gurba <slgurba@bulovatech.com> Wed, Aug 21, 2019 at 1:25 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>
Bcc: Carol Welkowitz <tnclockldy@aol.com>

Amy

I understand your position.

We feel the lack of help on allowing us to sell assets and pay the loans down or off has put us in a bad position as we now have lease payments for trucks and trailers we brought on to replace what we want to sell. We can't even get a copy of a title with your lien!!!

The bank has hurt itsself as the small loan would be paid off already and significant payments against the larger loan.

If your position is the legal route we dont think that's how we move forward but it's your call as we see a number of ways to resolve the issue without spending legal dollars.

Regards

Steve

On Wed, Aug 21, 2019 at 1:10 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Ok thank you.
Because of no agreement to move forward and what appears to be no intent to pay the loan that is past 90 days, I am going to notify our counsel and will likely no longer be involved.

Sent from my iPhone

On Aug 21, 2019, at 12:45 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

I will back off of the discussion because I did not agree to your proposal. I will move the 6k back to the buyer and defer to future discussions.

Rich did not agree either he agrees with my proposal.
Regards

Steve Gurba

On Wed, Aug 21, 2019 at 12:41 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>> wrote:
I will call later. I am not continuing to repeat myself. Rich and I talked yesterday. I have laid out what we can do. We are not doing $10 million. We are wasting everyone's time if you are not agreeing to what I showed you and I thought I had agreement from Rich to proceed.

Sent from my iPhone

On Aug 21, 2019, at 12:30 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>> wrote:

Amy

Rich and I would like to do a new loan for 10 million loanj with a 10 year amortization and put the 50 million dollar Testa Rosa as collateral.

This would release all other assets back to the company and payoff the 2 existing loans.

We would like to complete the transaction immediately. If the $160k is critical please take it out of the 10 Million.

I would like to not return the funds for the 2 trucks as I parked the 6k in the 1651 account. Can you release them??

Regards

Steve

On Wed, Aug 21, 2019 at 12:23 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>
<mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>>> wrote:
I thought I had emailed yesterday that I can't move forward with this until we fully understand if we are getting paid. The 90 day mark has passed that we talked about last week (when you made small payment and said we'd get large payment). I haven't seen any response to my request to know if you will be paying, as the deadline is past and we are trying to figure out what that means for our treatment of the credit until we can get the loans paid off with the new loan.

Sent from my iPhone

On Aug 21, 2019, at 11:34 AM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>
<mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>><mailto:slgurba@bulovatech.
com<mailto:slgurba@bulovatech.com><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>>> wrote:

Amy

Any chance of getting the titles for the 6k in the account right now

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com><mailto:slgurba@
bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com><http:
//www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: 2 titles for old trucks in Chicago

1 message

Stephen Gurba <slgurba@bulovatech.com> Wed, Aug 21, 2019 at 2:29 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Timothy Nieman <tnieman@peoplesbanknet.com>, Carol Welkowitz <tnclockldy@aol.com>, Craig Schnee <cschnee@bulovatech.com>

Amy

I will call Rich and he can respond as it's his car.

Steve Gurba

On Wed, Aug 21, 2019 at 2:25 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

So there is no confusion, here is exactly what I am proposing subject to Bank approval

Rich and Steve co borrowers

Loan amount approx $8mm to cover payoffs and any closing costs so no cash out of pocket (this assumes one payment made on big loan prior to this closing)

10 year amortization, term and rate to be discussed

Only collateral is title to Ferrari discussed

Conditions: satisfactory valuation on car, meeting with Rich to review PFS info (already scheduled for 8/27 per our phone conversation)

Advantages for you:
1. New loan with first payment due 30 days after closing versus catching up on $190k in monthly payments for 2-3 months
2. No real estate or business assets so you keep full control of liquidating the trucks or trailers and sounds like you have a buyer for $500-600k in assets quickly
3. You control if you want a mortgage somewhere on the real estate to get more working capital
So just by considering 1 and 2, that's a significant working capital boost.

Goal would be to close early September pending your agreement and bank approval.

Thanks,
Amy

Sent from my iPhone

On Aug 21, 2019, at 2:11 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

I will check with Rich if this is what he agree to then so be it.

SLGurba

On Wed, Aug 21, 2019 at 2:02 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>> wrote:

My challenge is we've agreed to restructure in a new loan and that provides you a lot of options with working capital by eliminating past due payments, freeing up your assets to sell, etc. But you do not want to proceed.

You have the option to sell the collateral and we approved the release but as co-borrower and guarantor you are unwilling to follow a process that protects all of us by saying neither of you have $500,000, which likely contradicts financials you provided us.

You have the option to comply with the loan terms provided and you are choosing not to pay.

I'm not sure I have any other options. I've put exhaustive effort into trying to compromise. Rich and I did have a good conversation and 24 hours later the story changes again.

Sent from my iPhone

On Aug 21, 2019, at 1:25 PM, Stephen Gurba <sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>
<mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>>> wrote:

Amy

I understand your position.

We feel the lack of help on allowing us to sell assets and pay the loans down or off has put us in a bad position as we now have lease payments for trucks and trailers we brought on to replace what we want to sell. We can't even get a copy of a title with your lien!!!

The bank has hurt itsself as the small loan would be paid off already and significant payments against the larger loan.

If your position is the legal route we dont think that's how we move forward but it's your call as we see a number of ways to resolve the issue without spending legal dollars.

Regards

Steve

On Wed, Aug 21, 2019 at 1:10 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>
<mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>>> wrote:
Ok thank you.
Because of no agreement to move forward and what appears to be no intent to pay the loan that is past 90 days, I am going to notify our counsel and will likely no longer be involved.

Sent from my iPhone

On Aug 21, 2019, at 12:45 PM, Stephen Gurba <sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>
<mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>><mailto:sigurba@bulovatech.
com<mailto:sigurba@bulovatech.com><mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>>>> wrote:

Amy

I will back off of the discussion because I did not agree to your proposal. I will move the 6k back to the buyer and defer to future discussions.

Rich did not agree either he agrees with my proposal.
Regards

Steve Gurba

On Wed, Aug 21, 2019 at 12:41 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>
<mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>><mailto:ADoll@peoplesbanknet.com<
mailto:ADoll@peoplesbanknet.com><mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>>>>
wrote:
I will call later. I am not continuing to repeat myself. Rich and I talked yesterday. I have laid out what we can do. We are not doing $10 million. We are wasting everyone's time if you are not agreeing to what I showed you and I thought I had agreement from Rich to proceed.

Sent from my iPhone

On Aug 21, 2019, at 12:30 PM, Stephen Gurba <sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>
<mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>><mailto:sigurba@bulovatech.
com<mailto:sigurba@bulovatech.com><mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>>>
<mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com><mailto:sigurba@bulovatech.com<mailto:sigu
rba@bulovatech.com>><mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com><mailto:s
igurba@bulovatech.com<mailto:sigurba@bulovatech.com>>>>> wrote:

Amy

Rich and I would like to do a new loan for 10 million loanj with a 10 year amortization and put the 50 million dollar Testa Rosa as collateral.

This would release all other assets back to the company and payoff the 2 existing loans.

We would like to complete the transaction immediately. If the $160k is critical please take it out of the 10 Million.

I would like to not return the funds for the 2 trucks as I parked the 6k in the 1651 account. Can you release them??

Regards

Steve

On Wed, Aug 21, 2019 at 12:23 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>
<mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>><mailto:ADoll@peoplesbanknet.com<
mailto:ADoll@peoplesbanknet.com><mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>>><
mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com><mailto:ADoll@peoplesbanknet.com<mailto:A
Doll@peoplesbanknet.com>><mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com><mailto:ADo
ll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>>>>> wrote:
I thought I had emailed yesterday that I can't move forward with this until we fully understand if we are getting paid. The 90 day mark has passed that we talked about last week (when you made small payment and said we'd get large payment). I haven't seen any response to my request to know if you will be paying, as the deadline is past and we are trying to figure out what that means for our treatment of the credit until we can get the loans paid off with the new loan.

Sent from my iPhone

On Aug 21, 2019, at 11:34 AM, Stephen Gurba <sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>
<mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>><mailto:sigurba@bulovatech.
com<mailto:sigurba@bulovatech.com><mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>>>
<mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com><mailto:sigurba@bulovatech.com<mailto:sigu
rba@bulovatech.com>><mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com><mailto:s
igurba@bulovatech.com<mailto:sigurba@bulovatech.com>>>><mailto:sigurba@bulovatech.com<
mailto:sigurba@bulovatech.com><mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>>
<mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com><mailto:sigurba@
bulovatech.com<mailto:sigurba@bulovatech.com>>><mailto:sigurba@bulovatech.com<mailto:sigur
ba@bulovatech.com><mailto:sigurba@bulovatech.com<mailto:sigurba@bulovatech.com>><mailto:si
gurba@bulovatech.com<mailto:sigurba@bulovatech.com><mailto:sigurba@bulovatech.com<mailto:s
igurba@bulovatech.com>>>>>> wrote:

Amy

Any chance of getting the titles for the 6k in the account right now

--

Regards,

Stephen Gurba
<mailto:sigurba@bulovatechgmail.com<mailto:sigurba@bulovatechgmail.com><mailto:sigurba@
bulovatechgmail.com<mailto:sigurba@bulovatechgmail.com>><mailto:sigurba@bulovatechgmail.com<mailto:sig
urba@bulovatechgmail.com><mailto:sigurba@bulovatechgmail.com<mailto:sigurba@bulovatechgmail.com>>><
mailto:sigurba@bulovatechgmail.com<mailto:sigurba@bulovatechgmail.com><mailto:sigurba@
bulovatechgmail.com<mailto:sigurba@bulovatechgmail.com>><mailto:sigurba@bulovatechgmail.com<mailto:sig
urba@bulovatechgmail.com><mailto:sigurba@bulovatechgmail.com<mailto:sigurba@bulovatechgmail.com>>>>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com><http://www.peoplesbanknet.com><http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com><mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>><mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com><mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com><http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com><mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba

8-22-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

phone call

1 message

Stephen Gurba <sigurba@bulovatech.com> Thu, Aug 22, 2019 at 11:36 AM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

Rich and I were hoping to have a call with you today

Are you available at anytime???

--
Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC

Stephen Gurba <slgurba@bulovatech.com>

Re: phone call

1 message

Stephen Gurba <slgurba@bulovatech.com> Thu, Aug 22, 2019 at 12:35 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

Rich has left the office for the day I will try to reach him and see if 5:30pm would work??

Does that time work for you?? If not what time does?? Even if it's tomorrow am??

Steve

On Thu, Aug 22, 2019 at 12:26 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

In out of the office on vendor calls this week. However, if you two can be available late this afternoon/early evening I can call then along with our Chief Credit Officer since we are together for the vendor meetings.

Sent from my iPhone

On Aug 22, 2019, at 11:36 AM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

Rich and I were hoping to have a call with you today

Are you available at anytime???

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: phone call

1 message

Stephen Gurba <slgurba@bulovatech.com> Thu, Aug 22, 2019 at 12:48 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

OK

Steve

On Thu, Aug 22, 2019 at 12:47 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:
Thank you, talk to you tomorrow

Sent from my iPhone

On Aug 22, 2019, at 12:46 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

Great here is a call in number for 8am
218-548-1777
1501#
8am tomorrow 8-23-19

thank you Steve

On Thu, Aug 22, 2019 at 12:44 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>> wrote:
Tomorrow morning probably works better. Does 7:30 or 8 work?

Sent from my iPhone

On Aug 22, 2019, at 12:35 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>> wrote:

Amy

Rich has left the office for the day I will try to reach him and see if 5:30pm would work??

Does that time work for you?? If not what time does?? Even if it's tomorrow am??

Steve

On Thu, Aug 22, 2019 at 12:26 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com><mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>>> wrote:
In out of the office on vendor calls this week. However, if you two can be available late this afternoon/early evening I can call then along with our Chief Credit Officer since we are together for the vendor meetings.

Sent from my iPhone

On Aug 22, 2019, at 11:36 AM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>>> wrote:

Amy

Rich and I were hoping to have a call with you today

Are you available at anytime???

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com><mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--

Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP INC

Stephen Gurba <sigurba@bulovatech.com>

Fwd:

1 message

Stephen Gurba <sigurba@bulovatech.com> Thu, Aug 22, 2019 at 2:08 PM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>
Bcc: Carol Welkowitz <tnclockidy@aol.com>, Craig Schnee <cschnee@bulovatech.com>, Mike Perfetti <mperfetti@bigredexpresstrucking.com>, John Spence <jspence@bigredexpresstrucking.com>

Amy

Please see attached the Balance Sheet and Income statement for Big Red Express Trucking LLC for the period ending 6-30-19 our Second Quarter.

Regards

Steve Gurba

---------- Forwarded message ---------
From: **Scan** <sigurba@bulovatech.com>
Date: Thu, Aug 22, 2019 at 2:05 PM
Subject:
To: Steve <sigurba@bulovatech.com>

--
Regards,

Stephen Gurba

scan.pdf
1439K

8-23-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

Re: phone call

1 message

Stephen Gurba <sigurba@bulovatech.com> Fri, Aug 23, 2019 at 12:01 AM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

Just saw this.

Let's do a call in same number at 330pm to make it easy.

Have a good day talk then

Thanks Steve

On Thu, Aug 22, 2019 at 9:41 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Hi Steve,

Sorry, is there any chance we can make the call at 7:30? I didn't realize I'd be traveling shortly after 8. I believe I could also try to reach you during a layover around 12:10 or I'm back after 2:45 and can talk rest of day. If something happens and this doesn't work, I'm in the office and available with no meetings 8-10:30 Monday for a call.

At this point, I still need formal approval but the proposal that I have general support for is to move forward now on paying off the two existing loans (and potentially with no other payments required including the one we've been asking for that's over 90 days) with no cash out of your pocket because legal fees built in to loan. Only collateral is the car and you and Rich as co-borrowers. No other collateral and not having the business as a borrower or guarantor (unless you want it to be on the loan). But I honestly don't have room to negotiate outside of this option or continuing with our existing structure.

Thanks,

Amy

From: Stephen Gurba [mailto:sigurba@bulovatech.com]
Sent: Thursday, August 22, 2019 12:46 PM
To: Amy Doll
Cc: Rich Welkowitz
Subject: Re: phone call

Amy

Great here is a call in number for 8am

218-548-1777

1501#

8am tomorrow 8-23-19

thank you Steve

On Thu, Aug 22, 2019 at 12:44 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Tomorrow morning probably works better. Does 7:30 or 8 work?

Sent from my iPhone

On Aug 22, 2019, at 12:35 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

Rich has left the office for the day I will try to reach him and see if 5:30pm would work??

Does that time work for you?? If not what time does?? Even if it's tomorrow am??

Steve

On Thu, Aug 22, 2019 at 12:26 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>> wrote:
In out of the office on vendor calls this week. However, if you two can be available late this afternoon/early evening I can call then along with our Chief Credit Officer since we are together for the vendor meetings.

Sent from my iPhone

On Aug 22, 2019, at 11:36 AM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>> wrote:

Amy

Rich and I were hoping to have a call with you today

Are you available at anytime???

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba
<mailto:sigurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--

Regards,

Stephen Gurba

Amy Doll

Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

--

Regards,

Stephen Gurba

8-24-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Fwd:

1 message

Stephen Gurba <slgurba@bulovatech.com> Sat, Aug 24, 2019 at 10:14 AM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Carol Welkowitz <tnclockldy@aol.com>

Amy

See attached per your request.

Regards

Steve Gurba

---------- Forwarded message ---------
From: **Scans** <bigredtruckingscans@gmail.com>
Date: Sat, Aug 24, 2019 at 10:08 AM
Subject:
To: Bulova <slgurba@bulovatech.com>

--
Regards,

Stephen Gurba

scan.pdf
3448K

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

Fwd: 1959 Testa Rossa

1 message

Stephen Gurba <sigurba@bulovatech.com> Sat, Aug 24, 2019 at 10:26 AM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

Wanted to make sure you have this package on the car.

Regards

Steve

---------- Forwarded message ---------
From: **Blackford** <Blackford@blackforddev.com>
Date: Thu, Aug 15, 2019 at 2:12 PM
Subject: 1959 Testa Rossa
To: sigurba@bulovatech.com <sigurba@bulovatech.com>

--
Regards,

Stephen Gurba

1959 Ferrari Testa Rossa 1 of 5.pdf
11418K

8-25-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

Funding request

1 message

Stephen Gurba <sigurba@bulovatech.com> Sun, Aug 25, 2019 at 4:09 PM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

Rich called me today he is out of Town tomorrow but wanted me to request 8.5 million on the loan request instead of 8.0m Please

--
Regards,

Stephen Gurba

8-26-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Closing on the new loan

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Aug 26, 2019 at 4:20 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

Rich is expecting you tomorrow.

And I am available as required to close the quickest.

Any luck on titles??

Steve

On Mon, Aug 26, 2019 at 4:09 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Steve,

Assuming Rich and I get everything squared away when we meet tomorrow morning relative to his signature on the loan app, some financial info we'll review together, and me seeing the car, as well as the Bank approving the loan tomorrow or Weds morning, should I be pushing for a closing on Weds afternoon? Before I really push bank counsel and all diligence items, I want to make sure you and Rich can be available to sign.

I'll get you a term sheet out early tomorrow but it will be the same items we discussed.

Thanks,

Amy

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
A Codorus Valley Company
You're Welcome Here!

--

Regards,

Stephen Gurba

8-29-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Fwd: Titles

1 message

Stephen Gurba <slgurba@bulovatech.com> Thu, Aug 29, 2019 at 12:26 PM
Reply-To: slgurba@bulovatech.com
To: Rich Welkowitz <Rich@blackforddev.com>, Carol Welkowitz <tnclockldy@aol.com>

FYI

SLGurba

---------- Forwarded message ---------
From: **Amy Doll** <ADoll@peoplesbanknet.com>
Date: Thu, Aug 29, 2019 at 11:55 AM
Subject: RE: Titles
To: slgurba@bulovatech.com <slgurba@bulovatech.com>

Not as of yesterday. I'll ask again today. Our servicing team is on notice to get them to me as soon as they see them. Unfortunately, like we experienced before, once you request an electronic title be transitioned to paper we are at the mercy of the timing of when the applicable department of transportation sends them out and then mail delivery. Because we requested all paper titles, we do not control the ability to release any of them until we possess them either.

On a side note, Rich and I have been discussing timing of closing. I have draft docs available from our counsel and will forward them to both of you. However, we are working on the timing with transfer of the title of the car for Rich and trying to allow us to move forward with closing prior to having physical possession of the title. We think we have a solution. If so, we can look to close asap. If not, it will need to wait until Rich has everything processed.

Thanks,
Amy

From: Stephen Gurba [mailto:slgurba@bulovatech.com]
Sent: Thursday, August 29, 2019 8:12 AM
To: Amy Doll
Subject: Titles

Amy

Any titles available ??

Steve

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Titles

1 message

Stephen Gurba <slgurba@bulovatech.com> Thu, Aug 29, 2019 at 12:27 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

Painful I will spend 103k tomorrow on registrations for trucks and trailers being traded with no refund capability. Florida DOT law

Steve

On Thu, Aug 29, 2019 at 11:55 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

> Not as of yesterday. I'll ask again today. Our servicing team is on notice to get them to me as soon as they see them. Unfortunately, like we experienced before, once you request an electronic title be transitioned to paper we are at the mercy of the timing of when the applicable department of transportation sends them out and then mail delivery. Because we requested all paper titles, we do not control the ability to release any of them until we possess them either.
>
> On a side note, Rich and I have been discussing timing of closing. I have draft docs available from our counsel and will forward them to both of you. However, we are working on the timing with transfer of the title of the car for Rich and trying to allow us to move forward with closing prior to having physical possession of the title. We think we have a solution. If so, we can look to close asap. If not, it will need to wait until Rich has everything processed.
>
> Thanks,
> Amy
>
> **From:** Stephen Gurba [mailto:slgurba@bulovatech.com]
> **Sent:** Thursday, August 29, 2019 8:12 AM
> **To:** Amy Doll
> **Subject:** Titles
>
> Amy
>
> Any titles available ??
>
> Steve

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Fwd: Titles

1 message

Stephen Gurba <slgurba@bulovatech.com> Thu, Aug 29, 2019 at 1:12 PM
Reply-To: slgurba@bulovatech.com
To: Rich Welkowitz <Rich@blackforddev.com>, Carol Welkowitz <tnclockldy@aol.com>

Rich

FYI

SLG

---------- Forwarded message ---------
From: **Amy Doll** <ADoll@peoplesbanknet.com>
Date: Thu, Aug 29, 2019 at 1:04 PM
Subject: RE: Titles
To: slgurba@bulovatech.com <slgurba@bulovatech.com>

I understand. Two issues… (1) not having paper titles yet. (2) We didn't realize the title wasn't available this week for the car so it wasn't possible to restructure as quickly as we could be ready.

From: Stephen Gurba [mailto:slgurba@bulovatech.com]
Sent: Thursday, August 29, 2019 12:28 PM
To: Amy Doll
Subject: Re: Titles

Amy

Painful I will spend 103k tomorrow on registrations for trucks and trailers being traded with no refund capability. Florida DOT law

Steve

On Thu, Aug 29, 2019 at 11:55 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

> Not as of yesterday. I'll ask again today. Our servicing team is on notice to get them to me as soon as they see them. Unfortunately, like we experienced before, once you request an electronic title be transitioned to paper we are at the mercy of the timing of when the applicable department of transportation sends them out and then mail delivery. Because we requested all paper titles, we do not control the ability to release any of them until we possess them either.
>
> On a side note, Rich and I have been discussing timing of closing. I have draft docs available from our counsel and will forward them to both of you. However, we are working on the timing with transfer of the title of the car for

Rich and trying to allow us to move forward with closing prior to having physical possession of the title. We think we have a solution. If so, we can look to close asap. If not, it will need to wait until Rich has everything processed.

Thanks,
Amy

From: Stephen Gurba [mailto:sigurba@bulovatech.com]
Sent: Thursday, August 29, 2019 8:12 AM
To: Amy Doll
Subject: Titles

Amy

Any titles available ??

Steve

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLEs Bank
You're Welcome Here!

--

Regards,

Stephen Gurba

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

--

Regards,

Stephen Gurba

8-30-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Fwd: Loan Closing

1 message

Stephen Gurba <slgurba@bulovatech.com> Fri, Aug 30, 2019 at 8:47 PM
Reply-To: slgurba@bulovatech.com
To: Carol Welkowitz <tnclockldy@aol.com>

fyi

SLG

---------- Forwarded message ---------
From: **Amy Doll** <ADoll@peoplesbanknet.com>
Date: Fri, Aug 30, 2019 at 6:29 PM
Subject: Re: Loan Closing
To: slgurba@bulovatech.com <slgurba@bulovatech.com>

Yes. We actually think we have a way to close before Rich gets the title. I need to discuss with him to make sure it works for him.

Sent from my iPhone

On Aug 30, 2019, at 5:49 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

Can we close the loan with the pledge of the title from Rich when he gets it???

I have just wasted 166k in registrations and it's not a good situation.

I need titles!!

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Loan Closing

1 message

Stephen Gurba <slgurba@bulovatech.com> Fri, Aug 30, 2019 at 8:48 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

OK please do

Steve

On Fri, Aug 30, 2019 at 6:29 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Yes. We actually think we have a way to close before Rich gets the title. I need to discuss with him to make sure it works for him.

Sent from my iPhone

On Aug 30, 2019, at 5:49 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

Can we close the loan with the pledge of the title from Rich when he gets it???

I have just wasted 166k in registrations and it's not a good situation.

I need titles!!

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--
Regards,

Stephen Gurba

8-31-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Loan Closing

1 message

Stephen Gurba <slgurba@bulovatech.com> Sat, Aug 31, 2019 at 6:55 AM
Reply-To: slgurba@bulovatech.com
To: CAROL WELKOWITZ <tnclockldy@aol.com>

Carol

Thank you

Steve

On Fri, Aug 30, 2019 at 9:03 PM CAROL WELKOWITZ <tnclockldy@aol.com> wrote:
Ok I showed this to Rich . He will call her on Tuesday

Sent from my iPhone

On Aug 30, 2019, at 8:47 PM, Stephen Gurba <slgurba@bulovatech.com> wrote:

fyi

SLG

---------- Forwarded message ---------
From: **Amy Doll** <ADoll@peoplesbanknet.com>
Date: Fri, Aug 30, 2019 at 6:29 PM
Subject: Re: Loan Closing
To: slgurba@bulovatech.com <slgurba@bulovatech.com>

Yes. We actually think we have a way to close before Rich gets the title. I need to discuss with him to make sure it works for him.

Sent from my iPhone

On Aug 30, 2019, at 5:49 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

Can we close the loan with the pledge of the title from Rich when he gets it???

I have just wasted 166k in registrations and it's not a good situation.

I need titles!!

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--
Regards,

Stephen Gurba

--
Regards,

Stephen Gurba

9-3-19

Stephen Gurba <sigurba@bulovatech.com>

Are you available

1 message

Stephen Gurba <sigurba@bulovatech.com>   Tue, Sep 3, 2019 at 4:26 PM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

7273738625

please call me

--

Regards,

Stephen Gurba

9-4-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

Re: Approved loan terms and updates

1 message

Stephen Gurba <sigurba@bulovatech.com> Wed, Sep 4, 2019 at 1:13 PM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Erin Treffinger <etreffinger@peoplesbanknet.com>

Amy

Stephanie and I got things done, no issue.

Any titles you can release would be helpful and copies would help also.

I am available ASAP for docs and closing

Regards

Steve Gurba

On Wed, Sep 4, 2019 at 1:07 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Rich and Steve,

Please see a summary of approved loan terms below. I'll work on getting draft documents to you for review. I also have other updates/questions below…

1. Steve – I did get your message and I think you and Steph have been in touch concerning deposits so hopefully we have you covered there for everything to go through.

2. We are starting to receive titles from the Big Red trucks/trailers. We are checking them in to cross reference which ones we have received and I'll get you an update on how many/which ones we have back asap. If we now have the two titles you were asking about last week, we can discuss releasing them prior to the new loan closing.

3. In order to close the loan ASAP, we will need to control payoff and movement of title from Gratz. All this means is we will need the payoff funds at or prior to closing, which shouldn't be too impactful since I believe Rich planned to handle paying off on his own this week. The difference is just we communicate with Gratz on the title. If Rich does it directly then it delays this a few weeks until title makes it back around to Rich then us.

4. What day would you both like to close? I have set the payoffs for Thurs 9/12 but we can close sooner if helpful to you to try to get this done and the other loans paid off/titles released.

5. Rich – do you recall if Blackford Motorcars is filed with a different state?

New loan terms – please let me know if you have questions ASAP.

- Loan amount $8,040,000 – note the payoffs were higher than I expected based on having no additional payments and I also indicated that we'd make sure any legal costs or past costs were covered in this loan so you wouldn't be out of pocket. It may be slightly less than $8,040,000 but this is to make sure you don't have to bring cash and the loans are paid in full
- Borrowers – Rich and Steve
- Rate – 6% fixed
- Term – 2 years
- Repayment – 10 years
- Collateral – 1959 Testa Rossa
- Fees – only legal costs, no commitment fee from bank
- Conditions
  - No prepayment penalty (you may make whole or partial prepayments at any time with no penalty)
  - Default increases rate by 5%
  - First perfected security interest in 1959 Tests Rossa (VIN 07740)
  - Receipt of an updated appraisal completed by licensed appraiser satisfactory to bank
    - Appraisal may be completed post closing
    - Maximum LTV Of 50%. If car does not appraise for $16MM, loan needs to be reduced for a 50% LTV
    - Appraiser will work directly with Rich to make sure Rich agrees to date/time and is present during the appraisal – we plan to use Jeff Bliemeister but have not engaged him yet, he is highly recommended from a contact of mine who owns/restores/sells 1920's-1950's European cars
  - Landlord waiver (Rich we did determine this only needs to be between you and Blackford Motorcars) and agreement that the vehicle will continue to be stored solely in this facility
  - Annual receipt of Federal tax returns, PFS, and liquidity verification if requested
  - Auto draft of loan payment from a PB account
  - Proof of necessary insurance with bank added as loss payee
  - Funds provided to bank at or before closing to control payoff of existing lien on the car with Gratz

Thanks,

Amy Doll

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Fwd: Approved loan terms and updates

1 message

Stephen Gurba <slgurba@bulovatech.com> Wed, Sep 4, 2019 at 1:15 PM
Reply-To: slgurba@bulovatech.com
To: Mike Perfetti <mperfetti@bigredexpresstrucking.com>, John Spence <jspence@bigredexpresstrucking.com>

People's bank info

SLG

---------- Forwarded message ---------
From: **Amy Doll** <ADoll@peoplesbanknet.com>
Date: Wed, Sep 4, 2019 at 1:07 PM
Subject: Approved loan terms and updates
To: Rich Welkowitz <Rich@blackforddev.com>, slgurba@bulovatech.com <slgurba@bulovatech.com>
Cc: Erin Treffinger <etreffinger@peoplesbanknet.com>

Rich and Steve,

Please see a summary of approved loan terms below. I'll work on getting draft documents to you for review. I also have other updates/questions below...

1. Steve – I did get your message and I think you and Steph have been in touch concerning deposits so hopefully we have you covered there for everything to go through.

2. We are starting to receive titles from the Big Red trucks/trailers. We are checking them in to cross reference which ones we have received and I'll get you an update on how many/which ones we have back asap. If we now have the two titles you were asking about last week, we can discuss releasing them prior to the new loan closing.

3. In order to close the loan ASAP, we will need to control payoff and movement of title from Gratz. All this means is we will need the payoff funds at or prior to closing, which shouldn't be too impactful since I believe Rich planned to handle paying off on his own this week. The difference is just we communicate with Gratz on the title. If Rich does it directly then it delays this a few weeks until title makes it back around to Rich then us.

4. What day would you both like to close? I have set the payoffs for Thurs 9/12 but we can close sooner if helpful to you to try to get this done and the other loans paid off/titles released.

5. Rich – do you recall if Blackford Motorcars is filed with a different state?

New loan terms – please let me know if you have questions ASAP.

- Loan amount $8,040,000 – note the payoffs were higher than I expected based on having no additional payments and I also indicated that we'd make sure any legal costs or past costs were covered in this loan so you wouldn't be out of pocket. It may be slightly less than $8,040,000 but this is to make sure you don't have to bring cash and the loans are paid in full
- Borrowers – Rich and Steve
- Rate – 6% fixed
- Term – 2 years
- Repayment – 10 years
- Collateral – 1959 Testa Rossa
- Fees – only legal costs, no commitment fee from bank
- Conditions
    - No prepayment penalty (you may make whole or partial prepayments at any time with no penalty)
    - Default increases rate by 5%
    - First perfected security interest in 1959 Tests Rossa (VIN 07740)
    - Receipt of an updated appraisal completed by licensed appraiser satisfactory to bank
        - Appraisal may be completed post closing
        - Maximum LTV Of 50%. If car does not appraise for $16MM, loan needs to be reduced for a 50% LTV
        - Appraiser will work directly with Rich to make sure Rich agrees to date/time and is present during the appraisal – we plan to use Jeff Bliemeister but have not engaged him yet, he is highly recommended from a contact of mine who owns/restores/sells 1920's-1950's European cars
    - Landlord waiver (Rich we did determine this only needs to be between you and Blackford Motorcars) and agreement that the vehicle will continue to be stored solely in this facility
    - Annual receipt of Federal tax returns, PFS, and liquidity verification if requested
    - Auto draft of loan payment from a PB account
    - Proof of necessary insurance with bank added as loss payee
    - Funds provided to bank at or before closing to control payoff of existing lien on the car with Gratz

Thanks,

Amy Doll

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC

Stephen Gurba <slgurba@bulovatech.com>

Re: Approved loan terms and updates

1 message

Stephen Gurba <slgurba@bulovatech.com> Wed, Sep 4, 2019 at 2:43 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>

Amy

The 2 trucks1995 kenworth Vin 1XKADB9X1SJ647187 and 1999 Kenworth Vin 1XKAD69X9XJ816130

And the 3 1998 trailers
1UYVS2530WU623605
1UYVS2536WU623608
1UYVS2538WU623609

Could I please get these released.

Insuring them for nothing can't be used

Regards

Steve

On Wed, Sep 4, 2019 at 1:07 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Rich and Steve,

Please see a summary of approved loan terms below. I'll work on getting draft documents to you for review. I also have other updates/questions below...

1. Steve – I did get your message and I think you and Steph have been in touch concerning deposits so hopefully we have you covered there for everything to go through.

2. We are starting to receive titles from the Big Red trucks/trailers. We are checking them in to cross reference which ones we have received and I'll get you an update on how many/which ones we have back asap. If we now have the two titles you were asking about last week, we can discuss releasing them prior to the new loan closing.

3. In order to close the loan ASAP, we will need to control payoff and movement of title from Gratz. All this means is we will need the payoff funds at or prior to closing, which shouldn't be too impactful since I believe Rich planned to handle paying off on his own this week. The difference is just we communicate with Gratz on the title. If Rich does it directly then it delays this a few weeks until title makes it back around to Rich then us.

4. What day would you both like to close? I have set the payoffs for Thurs 9/12 but we can close sooner if helpful to you to try to get this done and the other loans paid off/titles released.

5. Rich – do you recall if Blackford Motorcars is filed with a different state?

Case 8:20-cv-02713-CEH-CPT Document 25-1 Filed 01/22/21 Page 53 of 157 PageID 1064

- Loan amount $8,040,000 – note the payoffs were higher than I expected based on having no additional payments and I also indicated that we'd make sure any legal costs or past costs were covered in this loan so you wouldn't be out of pocket. It may be slightly less than $8,040,000 but this is to make sure you don't have to bring cash and the loans are paid in full
- Borrowers – Rich and Steve
- Rate – 6% fixed
- Term – 2 years
- Repayment – 10 years
- Collateral – 1959 Testa Rossa
- Fees – only legal costs, no commitment fee from bank
- Conditions
  - No prepayment penalty (you may make whole or partial prepayments at any time with no penalty)
  - Default increases rate by 5%
  - First perfected security interest in 1959 Tests Rossa (VIN 07740)
  - Receipt of an updated appraisal completed by licensed appraiser satisfactory to bank
    - Appraisal may be completed post closing
    - Maximum LTV Of 50%. If car does not appraise for $16MM, loan needs to be reduced for a 50% LTV
    - Appraiser will work directly with Rich to make sure Rich agrees to date/time and is present during the appraisal – we plan to use Jeff Bliemeister but have not engaged him yet, he is highly recommended from a contact of mine who owns/restores/sells 1920's-1950's European cars
  - Landlord waiver (Rich we did determine this only needs to be between you and Blackford Motorcars) and agreement that the vehicle will continue to be stored solely in this facility
  - Annual receipt of Federal tax returns, PFS, and liquidity verification if requested
  - Auto draft of loan payment from a PB account
  - Proof of necessary insurance with bank added as loss payee
  - Funds provided to bank at or before closing to control payoff of existing lien on the car with Gratz

Thanks,

Amy Doll

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887

Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

--

Regards,

Stephen Gurba

9-5-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Rich Welkowitz

1 message

Stephen Gurba <slgurba@bulovatech.com> Thu, Sep 5, 2019 at 5:58 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Thanks amy

On Thu, Sep 5, 2019, 5:57 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:
The hold has been released so all funds will be available.

Sent from my iPhone

On Sep 5, 2019, at 1:55 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

His checks have been cleared in the past and we are now creating more activity so He will be depositing more in the accounts at People's

Regards

Steve

On Thu, Sep 5, 2019 at 1:53 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>> wrote:
Ok. I will confirm when hold released

Sent from my iPhone

On Sep 5, 2019, at 1:52 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>
<mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>> wrote:

Amy

Thank you he made the deposit anyway but will need to clear if the check hit.

Steve

On Thu, Sep 5, 2019 at 1:50 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>
<mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>>> wrote:
I'm working on this. In meetings so can't call but coordinating with my assistant To talk to financial center.

Sent from my iPhone

On Sep 5, 2019, at 12:57 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>
<mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>><mailto:slgurba@bulovatech.
com<mailto:slgurba@bulovatech.com><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>>> wrote:

Amy

Rich is depositing a check in your branch by his office that they want to hold can you please have it cleared as we have checks released against the funds deposited

Zenith Express Account #1400001644

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com><mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba
<mailto:sigurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Rich Welkowitz

1 message

Stephen Gurba <slgurba@bulovatech.com> Thu, Sep 5, 2019 at 10:05 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Bcc: Carol Welkowitz <tnclockldy@aol.com>, Rich Welkowitz <Rich@blackforddev.com>

Amy

OK thank you

Steve

On Thu, Sep 5, 2019 at 8:45 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:
I think we also have all titles back. I will get you copies tomorrow.
I'll also call Rich in the morning to see if he might be ready to close sooner than next Thursday. And we will get draft docs to both of you tomorrow too.

Sent from my iPhone

On Sep 5, 2019, at 5:59 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Thanks amy

On Thu, Sep 5, 2019, 5:57 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>> wrote:
The hold has been released so all funds will be available.

Sent from my iPhone

On Sep 5, 2019, at 1:55 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com> <mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>> wrote:

Amy

His checks have been cleared in the past and we are now creating more activity so He will be depositing more in the accounts at People's

Regards

Steve

On Thu, Sep 5, 2019 at 1:53 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com> <mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>>> wrote:
Ok. I will confirm when hold released

Sent from my iPhone

On Sep 5, 2019, at 1:52 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com> <mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>>> wrote:

Amy

Thank you he made the deposit anyway but will need to clear if the check hit.

Steve

On Thu, Sep 5, 2019 at 1:50 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>

<mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>><mailto:ADoll@peoplesbanknet.com<
mailto:ADoll@peoplesbanknet.com><mailto:ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>>>>
wrote:
I'm working on this. In meetings so can't call but coordinating with my assistant To talk to financial center.

Sent from my iPhone

On Sep 5, 2019, at 12:57 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>
<mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>><mailto:slgurba@bulovatech.
com<mailto:slgurba@bulovatech.com><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>>
<mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com><mailto:slgurba@bulovatech.com<mailto:slgu
rba@bulovatech.com>><mailto:slgurba@bulovatech.com<mailto:slgurba@bulovatech.com><mailto:s
lgurba@bulovatech.com<mailto:slgurba@bulovatech.com>>>>> wrote:

Amy

Rich is depositing a check in your branch by his office that they want to hold can you please have it cleared as we have checks released against the funds deposited

Zenith Express Account #1400001644

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com><mailto:slgurba@
bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>><mailto:slgurba@bulovatechgmail.com<mailto:slg
urba@bulovatechgmail.com><mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com><http:
//www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com><mailto:slgurba@

bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com<mailto:slgurba@bulovatechgmail.com>>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com><http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--

Regards,

Stephen Gurba

9-9-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Approved loan terms and updates

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Sep 9, 2019 at 3:41 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Erin Treffinger <etreffinger@peoplesbanknet.com>

Amy

I am available when ready.

Any chance on the titles?????????

Steve

On Mon, Sep 9, 2019 at 3:21 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

> Hi Rich and Steve,
>
> I'll try to get draft docs to you by end of day. But I'm following up on a few questions below to make sure we can close this week.
>
> 1. **Rich** - are you in the position for us to handle paying off the existing car loan? We'd just need the funds available at or before closing to control the flow of funds and title.
>
> 2. **Rich and Steve** – does Thurs 9/12 work for both of you? That's the day we are targeting to close.
>
> 3. **Rich** – do you recall if Blackford Motorcars is filed with a different state? We are having trouble verifying it being established as an entity… this just relates to the building where the car is stored.
>
> 4. **Rich or Steve** – do you want the loan to be on autopay?
>
> 5. **Rich** – I believe the insurance company is waiting to hear from you to update their records for the car (PB being added).
>
> Erin may also be in touch with one or both of you if I am missing any other items.
>
> Thanks,
>
> Amy

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

From: Amy Doll
Sent: Wednesday, September 04, 2019 1:08 PM
To: Rich Welkowitz; 'sigurba@bulovatech.com'
Cc: Erin Treffinger
Subject: Approved loan terms and updates
Importance: High

Rich and Steve,

Please see a summary of approved loan terms below. I'll work on getting draft documents to you for review. I also have other updates/questions below...

1. Steve – I did get your message and I think you and Steph have been in touch concerning deposits so hopefully we have you covered there for everything to go through.

2. We are starting to receive titles from the Big Red trucks/trailers. We are checking them in to cross reference which ones we have received and I'll get you an update on how many/which ones we have back asap. If we now have the two titles you were asking about last week, we can discuss releasing them prior to the new loan closing.

3. In order to close the loan ASAP, we will need to control payoff and movement of title from Gratz. All this means is we will need the payoff funds at or prior to closing, which shouldn't be too impactful since I believe Rich planned to handle paying off on his own this week. The difference is just we communicate with Gratz on the title. If Rich does it directly then it delays this a few weeks until title makes it back around to Rich then us.

4. What day would you both like to close? I have set the payoffs for Thurs 9/12 but we can close sooner if helpful to you to try to get this done and the other loans paid off/titles released.

5. Rich – do you recall if Blackford Motorcars is filed with a different state?

New loan terms – please let me know if you have questions ASAP.

- Loan amount $8,040,000 – note the payoffs were higher than I expected based on having no additional payments and I also indicated that we'd make sure any legal costs or past costs were covered in this loan so you wouldn't be out of pocket. It may be slightly less than $8,040,000 but this is to make sure you don't have to bring cash and the loans are paid in full
- Borrowers – Rich and Steve
- Rate – 6% fixed
- Term – 2 years
- Repayment – 10 years
- Collateral – 1959 Testa Rossa
- Fees – only legal costs, no commitment fee from bank
- Conditions
  - No prepayment penalty (you may make whole or partial prepayments at any time with no penalty)
  - Default increases rate by 5%
  - First perfected security interest in 1959 Tests Rossa (VIN 07740)
  - Receipt of an updated appraisal completed by licensed appraiser satisfactory to bank
    - Appraisal may be completed post closing
    - Maximum LTV Of 50%. If car does not appraise for $16MM, loan needs to be reduced for a 50% LTV
    - Appraiser will work directly with Rich to make sure Rich agrees to date/time and is present during the appraisal – we plan to use Jeff Bliemeister but have not engaged him yet, he is highly recommended from a contact of mine who owns/restores/sells 1920's-1950's European cars
  - Landlord waiver (Rich we did determine this only needs to be between you and Blackford Motorcars) and agreement that the vehicle will continue to be stored solely in this facility
  - Annual receipt of Federal tax returns, PFS, and liquidity verification if requested
  - Auto draft of loan payment from a PB account
  - Proof of necessary insurance with bank added as loss payee
  - Funds provided to bank at or before closing to control payoff of existing lien on the car with Gratz

Thanks,

Amy Doll

--
Regards,

Stephen Gurba

9-10-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

Rich Welkowitz deposit

1 message

Stephen Gurba <sigurba@bulovatech.com> Tue, Sep 10, 2019 at 3:54 PM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

Please help with clearing a check Rich deposited today we have checks clearing tonight against this deposit

--
Regards,

Stephen Gurba

9-23-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Closing September 26

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Sep 23, 2019 at 8:29 AM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

I have a notary in the office
What ever works for you
Steve

On Mon, Sep 23, 2019, 6:51 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:
Do you prefer to sign docs a day or two early or sign and have notarized while in Fl?

Sent from my iPhone

On Sep 22, 2019, at 10:46 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

I will be in Florida on the 26th.

Steve

On Sun, Sep 22, 2019 at 8:47 PM Amy Doll <ADoll@peoplesbanknet.com<mailto:ADoll@peoplesbanknet.com>> wrote:
Rich and Steve,

I'd like to figure out exactly when/how we are handling having docs signed on the 26th. Will you both be in the area and I'll come out to see you?

Rich – I emailed you a few other questions relating to collateral.

Also, if there are any additional comments on the documents, I'd like to get those coordinated with our counsel ASAP so we don't have to scramble for Thurs.

Thanks!
Amy

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

Stephen Gurba <slgurba@bulovatech.com>

Re: Closing

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Sep 23, 2019 at 9:17 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Tom Dell <Tom@blackforddev.com>

Thank you

Steve Gurba

On Mon, Sep 23, 2019, 7:36 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

I resent my message to Rich and Tom, thanks for the heads up!
Yes, we will get final docs to you tomorrow.

Sent from my iPhone

On Sep 23, 2019, at 5:43 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy

I left you a phone message also.

Rich says he does not have any other requests from you and can you please resend the final docs for final review.

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

9-24-19

BULOVA TECHNOLOGIES GROUP, INC

Stephen Gurba <sigurba@bulovatech.com>

Documents for closing

1 message

Stephen Gurba <sigurba@bulovatech.com> Tue, Sep 24, 2019 at 2:06 PM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy

Can you send them please!!!

--
Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <sigurba@bulovatech.com>

Fwd: FW: Closing September 26

1 message

Stephen Gurba <sigurba@bulovatech.com> Tue, Sep 24, 2019 at 11:31 PM
Reply-To: sigurba@bulovatech.com
To: Craig Schnee <cschnee@bulovatech.com>, Mike Perfetti <mperfetti@bigredexpresstrucking.com>, John Spence <jspence@bigredexpresstrucking.com>

please review

---------- Forwarded message ---------
From: **Tammy Warfel** <twarfel@peoplesbanknet.com>
Date: Tue, Sep 24, 2019 at 4:31 PM
Subject: FW: Closing September 26
To: Tom Dell <tom@blackforddev.com>, blackford@blackforddev.com <blackford@blackforddev.com>, sgurba@bigredexpresstrucking.com <sgurba@bigredexpresstrucking.com>, Craig Schnee <cschnee@bulovatech.com>
Cc: Amy Doll <ADoll@peoplesbanknet.com>, Erin Treffinger <etreffinger@peoplesbanknet.com>, Lazun, Stephen R. <slazun@barley.com>

Good Afternoon – please find attached an updated final set of loan documents for your review. Please review and provide any additional comments or feedback or change requests as soon as possible to ensure settlement can occur on a timely basis on September 26th.

Thank You!

Tammy Warfel
Vice President, Settlement Manager

Codorus Valley Financial Center
105 Leader Heights Road - York - PA - 17405-2887
Phone 717-747-2597 - Fax 717-747-9276
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLESBank You're Welcome Here!

From: Funk, Julie [mailto:jfunk@barley.com]
Sent: Tuesday, September 24, 2019 4:19 PM

To: Tammy Warfel
Cc: Lazun, Stephen R.
Subject: RE: Closing September 26

Tammy,

Attached are the documents. I apologize for the delay in getting these to you.

Julie Funk
Legal Administrative Assistant
100 East Market Street
York, PA 17401
T: 717-846-8888 | x2006 | F: 717-843-8492
www.barley.com

PRACTICE EXCELLENCE® Barley Snyder ATTORNEYS AT LAW

From: Tammy Warfel <twarfel@peoplesbanknet.com>
Sent: Tuesday, September 24, 2019 3:15 PM
To: Lazun, Stephen R. <slazun@barley.com>
Cc: Funk, Julie <jfunk@barley.com>
Subject: RE: Closing September 26

THank you!

Tammy Warfel
Vice President, Settlement Manager

Codorus Valley Financial Center
105 Leader Heights Road - York - PA - 17405-2887
Phone 717-747-2597 - Fax 717-747-9276
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank You're Welcome Here!

From: Lazun, Stephen R. [mailto:slazun@barley.com]
Sent: Tuesday, September 24, 2019 3:14 PM
To: Tammy Warfel
Cc: Funk, Julie
Subject: Re: Closing September 26

Yes. We are running behind.

Sent from my iPhone

On Sep 24, 2019, at 3:01 PM, Tammy Warfel <twarfel@peoplesbanknet.com> wrote:

> Good Afternoon – I was just checking in to see if you thought we may have updated documents available to send out for review by the Borrower and their counsel today. Thank you in advance!
>
> **Tammy Warfel**
> Vice President, Settlement Manager
>
> Codorus Valley Financial Center
> 105 Leader Heights Road - York - PA - 17405-2887
> Phone 717-747-2597 - Fax 717-747-9276
> www.peoplesbanknet.com - Member FDIC / Equal Housing Lender
>
>
>
> **From:** Lazun, Stephen R. [mailto:slazun@barley.com]
> **Sent:** Tuesday, September 24, 2019 7:34 AM
> **To:** Tammy Warfel
> **Cc:** Funk, Julie
> **Subject:** RE: Closing September 26
>
> Tammy, Julie will send you a complete set of the revised documents this morning. Best regards.
>
> Julie, I will be making the changes this morning.

Stephen R. Lazun, Esquire
100 East Market Street
York, PA 17401
T: 717-852-4980 | C: 717-799-3053 | F: 717-843-8492

126 East King Street
Lancaster, PA 17602
Bio | vCard | www.barley.com

<image002.jpg>

<image004.jpg>

From: Tammy Warfel [mailto:twarfel@peoplesbanknet.com]
Sent: Monday, September 23, 2019 4:08 PM
To: Lazun, Stephen R. <slazun@barley.com>
Subject: FW: Closing September 26

Steve – the Borrowers are asking for a clean set of documents for final review. Have there been any requests for changes to the documents other than the change to the Agreement and Waiver of Liens?

Thank you!

Tammy Warfel
Vice President, Settlement Manager

Codorus Valley Financial Center
105 Leader Heights Road - York - PA - 17405-2887
Phone 717-747-2597 - Fax 717-747-9276
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

<image005.jpg>

From: Amy Doll
Sent: Monday, September 23, 2019 11:06 AM
To: Tammy Warfel
Cc: Erin Treffinger
Subject: FW: Closing September 26

FYI – Steve is in FL and would like to have signed/notarized from his office for his docs.

From: Stephen Gurba [mailto:sigurba@bulovatech.com]
Sent: Monday, September 23, 2019 8:30 AM
To: Amy Doll
Subject: Re: Closing September 26

I have a notary in the office

What ever works for you

Steve

On Mon, Sep 23, 2019, 6:51 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Do you prefer to sign docs a day or two early or sign and have notarized while in Fl?

Sent from my iPhone

On Sep 22, 2019, at 10:46 PM, Stephen Gurba <sigurba@bulovatech.com< mailto:sigurba@bulovatech.com>> wrote:

Amy

I will be in Florida on the 26th.

Steve

On Sun, Sep 22, 2019 at 8:47 PM Amy Doll <ADoll@peoplesbanknet.com< mailto:ADoll@peoplesbanknet.com>> wrote:
Rich and Steve,

I'd like to figure out exactly when/how we are handling having docs signed on the 26th. Will you both be in the area and I'll come out to see you?

Rich – I emailed you a few other questions relating to collateral.

Also, if there are any additional comments on the documents, I'd like to get those coordinated with our counsel ASAP so we don't have to scramble for Thurs.

Thanks!
Amy

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

<image005.jpg>

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--
Regards,

Stephen Gurba

16 attachments

image002.jpg
12K

image004.jpg
6K

$8,040,000 Affidavit of Business Purpose - PeoplesBank_Gurba & Welkowitz.DOCX
18K

$8,040,000 Borrower_s Certificate (for Gurba) - Peoples_Gurba & Welkowitz.DOCX
18K

$8,040,000 Borrower_s Certificate (for Welkowitz) - Peoples_Gurba & Welkowitz.DOCX
18K

$8,040,000 Business Loan and Security Agreement - PeoplesBank_Gurba & Welkowitz.DOCX
39K

$8,040,000 Security Agreement - PeoplesBank Richard Welkowitz.DOCX
24K

$8,040,000 Landlord_s Waiver - Peoples Bank_Gurba & Welkowitz.DOCX
23K

$8,040,000 Term Loan Note - PeoplesBank_Gurba & Welkowitz.DOCX
27K

$8,040,000 Letter Agreement re_ closing despite failure to satisfy all conditions of Loan - PeoplesBank_Gurba & Welkowitz.DOCX
17K

$8,040,000 Explanation and Waiver of Rights Regarding Confession of Judgment (for Note-Welkowitz) - PeoplesBank_Gurba & Welkowitz.DOCX
17K

$8,040,000 Explanation and Waiver of Rights Regarding Confession of Judgment (for Note-Gurba) - PeoplesBank_Gurba & Welkowitz.DOCX
18K

$8,040,000 Closing Agenda - PeoplesBank_Gurba & Welkowitz.DOCX
18K

$8,040,000 Landlord_s Waiver - Arbor Road Real Estate - Blackford Motorcars.DOCX
21K

$8,040,000 Disclosure for Confession of Judgment (for Note-Gurba) - PeoplesBank_Gurba & Welkowitz.DOCX
18K

$8,040,000 Disclosure for Confession of Judgment (for Note-Welkowitz) - PeoplesBank_Gurba & Welkowitz.DOCX
18K

9-27-19

BULOVA TECHNOLOGIES GROUP, INC

Stephen Gurba <sigurba@bulovatech.com>

Re: Sept 26 today

1 message

Stephen Gurba <sigurba@bulovatech.com> Fri, Sep 27, 2019 at 11:42 AM
Reply-To: sigurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Tom Dell <Tom@blackforddev.com>, Craig Schnee <cschnee@bulovatech.com>

Amy

On Monday I am available and have all necessary help to close on documents.

Assuming everything closes Monday you will release all assets of Big Red Express Trucking LLC including titles by tuesday correct?? Your confirmation is all we need.!!

In order to review final docs we really need them today to close Monday

Regards

Steve Gurba

On Fri, Sep 27, 2019 at 11:22 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

I have sent a separate email to Rich and Tom on closing info.

We will plan to have closing Monday morning. Steve please confirm you are able to sign, have notarized, and email back final docs on Monday.

I am checking with bank counsel on circulating final docs.

Steve – what assurance would you like concerning release of collateral on the other loans? As soon as they are paid off, we will release the collateral. The payoff will be processed as soon as we have docs signed and the appropriate funds to ensure we are able to do the new loan and take the security interest in the car.

From: Stephen Gurba [mailto:sigurba@bulovatech.com]
Sent: Thursday, September 26, 2019 9:27 AM
To: Amy Doll
Cc: Rich Welkowitz; Tom Dell; Craig Schnee
Subject: Sept 26 today

Amy

Rich is in his office and I in mine in florida and await your direction on closing.

Hopefully you have seen my comments sent to you yesterday.

--

Regards,

Stephen Gurba

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

--

Regards,

Stephen Gurba

9-30-19

BULOVA TECHNOLOGIES GROUP, INC.

Stephen Gurba <slgurba@bulovatech.com>

Re: Sept 26 today

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Sep 30, 2019 at 9:30 AM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>
Cc: Rich Welkowitz <Rich@blackforddev.com>, Tom Dell <Tom@blackforddev.com>, Craig Schnee <cschnee@bulovatech.com>

ok thank you

Steve

On Mon, Sep 30, 2019 at 9:25 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Steve,

To respond to your question below, yes, we will release all assets by Tuesday. The only item we will be waiting on is to make sure we obtain the payoff wire late this morning for the car and that all new documents are signed. We have possession of all titles and will release them in addition to any other liens we have filed against any of the borrowers/co-borrowers on the loans that will be paid off today.

Thanks,

Amy

From: Stephen Gurba [mailto:slgurba@bulovatech.com]
Sent: Friday, September 27, 2019 11:42 AM
To: Amy Doll
Cc: Rich Welkowitz; Tom Dell; Craig Schnee
Subject: Re: Sept 26 today

Amy

On Monday I am available and have all necessary help to close on documents.

Assuming everything closes Monday you will release all assets of Big Red Express Trucking LLC including titles by tuesday correct?? Your confirmation is all we need.!!

In order to review final docs we really need them today to close Monday

Regards

Steve Gurba

On Fri, Sep 27, 2019 at 11:22 AM Amy Doll <ADoll@peoplesbanknet.com> wrote:

I have sent a separate email to Rich and Tom on closing info.

We will plan to have closing Monday morning. Steve please confirm you are able to sign, have notarized, and email back final docs on Monday.

I am checking with bank counsel on circulating final docs.

Steve – what assurance would you like concerning release of collateral on the other loans? As soon as they are paid off, we will release the collateral. The payoff will be processed as soon as we have docs signed and the appropriate funds to ensure we are able to do the new loan and take the security interest in the car.

From: Stephen Gurba [mailto:slgurba@bulovatech.com]
Sent: Thursday, September 26, 2019 9:27 AM
To: Amy Doll
Cc: Rich Welkowitz; Tom Dell; Craig Schnee
Subject: Sept 26 today

Amy

Rich is in his office and I in mine in florida and await your direction on closing.

Hopefully you have seen my comments sent to you yesterday.

--

Regards,

Stephen Gurba

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

--

Regards,

Stephen Gurba

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com - Member FDIC / Equal Housing Lender

PEOPLES Bank
You're Welcome Here!

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.

--

Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC

Stephen Gurba <slgurba@bulovatech.com>

Re: wire cleared

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Sep 30, 2019 at 2:46 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Amy Also Rich mentioned a 3k overdraw all of our accounts are positive a wire hit the account that was negative we can wire from Florida until 5pm but your folks shut down recognizing wires after 3pm but the wire finally cleared.

Thank you Steve

On Mon, Sep 30, 2019 at 2:38 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

Yes. I have the fed ex envelope from Gwen. Will have someone send out now.

Sent from my iPhone

On Sep 30, 2019, at 2:37 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

Amy the wire cleared.

Can you fed x the titles to me at:

Big Red Express Trucking LLC
1501 Lake Ave SE
Largo Fl. 33771

Attn Steve Gurba
727-373-8625

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

—
Regards,

Stephen Gurba

BULOVA TECHNOLOGIES GROUP, INC

Stephen Gurba <slgurba@bulovatech.com>

Re: Truck Titles

1 message

Stephen Gurba <slgurba@bulovatech.com> Mon, Sep 30, 2019 at 5:54 PM
Reply-To: slgurba@bulovatech.com
To: Amy Doll <ADoll@peoplesbanknet.com>

Ok

On Mon, Sep 30, 2019, 5:53 PM Amy Doll <ADoll@peoplesbanknet.com> wrote:

These are the only ones we can verify we have a lien. It doesn't mean there aren't more titles but I don't believe we would have them encumbered. However, if you still see PeoplesBank on any other titles, I will make sure it's resolved promptly.

Sent from my iPhone

On Sep 30, 2019, at 5:43 PM, Stephen Gurba <slgurba@bulovatech.com<mailto:slgurba@bulovatech.com>> wrote:

To All

The titles were originally sent to Eric Warfel at the bank.

I am generating a list but we are way short on titles.

Regards

Steve Gurba

On Mon, Sep 30, 2019 at 12:49 PM Gwen Gast <gwen@blackforddev.com<mailto:gwen@blackforddev.com>> wrote:
Dear Amy and Steve,

I scanned a total of 71 (Seventy-One) Titles and forwarded them to both of you in previous emails.
If this number does not match your records, please advise.

gwen

Gwendolyn A. Gast
Vice President

<image001.png>

BLACKFORD DEVELOPMENT

120 NORTH POINTE BLVD

SUITE 300

LANCASTER, PA 17601

(717) 519-0100

the sender by reply email and then delete this message and any attachments. If you are not the intended recipient, you are hereby notified that any use, dissemination, copying, or storage of this message or its attachments is strictly prohibited.

--
Regards,

Stephen Gurba
<mailto:slgurba@bulovatechgmail.com>

Amy Doll
Senior Vice President, Chief Lending and Revenue Officer

Codorus Valley Corporate Center
P.O. Box 2887 - York - PA - 17405-2887
Phone 717-747-1580 - Fax 717-741-0398
www.peoplesbanknet.com<http://www.peoplesbanknet.com> - Member FDIC / Equal Housing Lender

[PeoplesBank, A Codorus Valley Company]

This electronic material and the information therein is intended only for the use of the individual or entity to which it is addressed and may contain information that is privileged, confidential, and exempt from disclosure. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please notify me immediately at the phone number referenced above, return the original message to me by email, and delete the message from your computer system. Thank you.